UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00781)

Exact name of registrant as specified in charter:	The Putnam Fund for Growth and Income

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2011

Date of reporting period:	November 1, 2010 — October 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGRWX

The Putnam Fund for Growth and Income

Annual report 10|31|11

A world of investing.™

Putnam Investments

U.S. POSTAGE
3¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

The Putnam
Fund for Growth
and Income

Annual report
10 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Trustee approval of management contract	18

Financial statements	23

Federal tax information	46

About the Trustees	47

Officers	49

Message from the Trustees

Dear Fellow Shareholder:

As we move toward the end of 2011, we have seen markets experience heightened levels of volatility because of global economic uncertainty. Following a solid October rebound, U.S. markets are holding on to modest gains.

Volatility will likely remain a dominant characteristic of the markets as the U.S. economy continues to battle high unemployment and a weak housing market, and Europe seeks a lasting resolution to its debt woes. While volatility is unsettling, long-term investors should understand that it has also created opportunities for active managers. Putnam’s team of investment professionals is working to identify attractive investments while also guarding against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994.

Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing capital growth for over 50 years

In November 1957 — almost 20 years to the day after Putnam Investments was founded with the launch of The George Putnam Fund of Boston — Putnam launched its second mutual fund: The Putnam Fund for Growth and Income.

Putnam’s founders carefully debated the merits of adding a fund whose primary focus would be stock investments. They believed that the balanced approach of The George Putnam Fund of Boston, which owned a mix of stocks and bonds, was still the most prudent choice for most individuals. However, the advent of state tax-exempt bonds was making it more advantageous for some investors to balance their own portfolios. Furthermore, many financial advisors had been urging Putnam to introduce a stock fund to meet this growing need.

The fund was launched in a favorable environment for stock investors. Confidence in stocks, which had been severely shaken by the 1929 crash and the Great Depression that followed, had finally been renewed by the early 1950s. Fueled by the optimism of new technologies and the race to space, the 1960s were generally good years for investors. Then came the stagflation-plagued 1970s when the stock market moved sideways for most of the decade.

The fund benefited from the rallies that dominated the 1980s and 1990s. There were bumps in the road, such as the recession of the early 1990s, and, more recently, the bear markets of 2000–2002 and 2007–2009.

True to its roots, the fund continues to focus on long-term growth opportunities among large companies, with appropriate attention to managing downside risk.

Consider these risks before investing: Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced due to changes in the dividend policies and capital resources of portfolio holdings.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Russell 1000 Value Index, and the fund’s Lipper peer group were introduced on 12/31/78 and 12/31/59, respectively, which post-date the inception of the fund’s class A shares.

Interview with your fund’s portfolio manager

Robert D. Ewing, CFA

Bob, a great deal of volatility roiled the markets during the year. What is driving it, and how did the fund perform?

The past year was very much a tale of two markets. In the first four months of the period, there was relatively little economic controversy coming out of Europe, and the fund performed strongly against a backdrop of tepid economic growth.

During the next seven months, “macro,” or headline, issues dominated “micro” issues and company fundamentals, producing volatility in the markets and disappointing performance for the fund.

For example, the issues in Greece resurfaced during this time. The country was perceived to be at risk of default in light of its high debt-to-GDP ratio and rising cost of financing. Many European banks own Greek debt, so investors also feared that losses would spread throughout the European banking system, curtailing financial liquidity and slowing growth throughout the region.

Over the summer, investor anxiety grew after ratings agency Standard & Poor’s downgraded U.S. Treasury debt. While the downgrade was principally a comment on the inability of the U.S. political system to tackle its own debt issues, it nevertheless led to sharp losses in stocks. By October 4, the market had declined 20% from its April peak, which is the classic definition of a bear market and is fairly rare. In the 22 years I have been managing investments, a 20% intra-year loss has occurred only five times.

Fortunately, October presented a reprieve from bad economic news. The Europeans had worked out what they thought was a solution of financing and austerity measures for Greece, and the economic picture in

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/11. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

the United States had continued to slowly improve. The third-quarter earnings season was strong, even as the guidance those companies issued had begun to move lower. The fund rallied strongly for a second time, but finished the year with a 2.99% gain versus 6.16% for its benchmark, the Russell 1000 Value Index.

Why did the fund underperform the benchmark?

The portfolio has a bias toward companies that will benefit from an improving economy, whereas the benchmark includes these companies along with more defensive holdings. What we’ve seen this year is that the fund has outperformed during times when investors can focus on the strength of corporate fundamentals. But it also means the fund has lagged when risk aversion is high, as was the case for most of the past year.

The other contributing factor was valuation sensitivity. Undervalued stocks are often marked down for a reason, and in times of uncertainty, investors can eschew these names in favor of companies that have no recent issues attached to them. This year, stocks in the benchmark trading at less than eight times earnings returned less than 1%, while stocks trading at more than 16 times earnings returned nearly 8%. Valuation historically has been a reliable guide, because undervalued stocks tend to be “discovered” and rewarded by investors. But in times when fundamentals are overshadowed by macro events — in 1999 and 2007, for example — valuation historically has been less of a driver of performance. This year is shaping up to be one of those years.

What were some examples of stocks that hurt performance versus the index?

In the technology sector, Cisco Systems and Hewlett-Packard [HP] were both disappointing. Cisco, which helps businesses deliver data, voice, and video, missed its earnings targets more than once this year and was forced to reset the market’s expectations. Technology giant HP suffered from leadership changes at the company and disappointing

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

sales growth. Our decision to underweight semiconductor maker Intel also hurt returns, as that stock provided relatively strong results.

In other sectors, Bank of America continued to struggle with mortgage-related risk and the ongoing legal liability stemming from the financial crisis of 2008. Solar panel manufacturer First Solar also underperformed in the face of dramatic pricing pressure.

How about stocks that made a positive contribution?

Shareholders may be surprised to learn that Apple Inc. was the fund’s biggest contributor. Although not commonly thought of as a “value” stock, Apple closed the period trading at 14 times trailing earnings and 10.5 times next year’s earnings. So I view Apple as a cheap stock. There were few controversies with the company during the year, and the stock performed well.

Other contributors included Verizon Communications, Exxon Mobil, and Citigroup. Verizon is relatively inexpensive in my view. The company has invested aggressively in its wireless network, which has positioned the company at a competitive advantage going forward. Verizon’s recent acquisition of the iPhone contract has also helped.

Exxon Mobil traditionally has been a strong performer, and the company has done a great job executing its business strategy during a year when oil prices were at or slightly below trend. In the case of Citigroup, the company’s balance sheet is greatly improved from the days of the financial crisis, and today more than half of its profits come from overseas — from emerging markets in particular. The company also doesn’t have some of the issues weighing down other financial companies.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/11. Short-term holdings are excluded. Holdings will vary over time.

Nevertheless, Citigroup is an inexpensive stock, trading at 50% of its book value at the close of the period.

Are U.S. financial companies particularly vulnerable to events in Europe?

I’ve grown slightly more cautious on financials now that Italy has entered the fray of countries in need of bailouts. Loans by U.S. financial companies to Portugal, Ireland, Italy, Spain, and Greece represent only about 4% of the companies’ total lending.

Today, U.S. financials appear to have the capital resources to cover even a financial catastrophe in Europe. But catastrophe is not my base case. The stocks are already discounting some probability of losses in Europe, and as I mentioned with Citigroup, some of the companies are trading at extremely attractive valuations. At the close of the period, the fund was underweight financials versus the benchmark index, but overweight versus many peers.

The fund increased its dividend. Would you explain the factors behind that?

As shareholders know, the fund pays a quarterly dividend, which largely reflects the degree to which companies in the portfolio are paying dividends. As business conditions and balance sheets have improved following the Great Recession, a greater number of companies have elected to pay dividends. This is particularly true in the financials sector, which represents nearly one quarter of the fund. All told, the increase in income from our holdings enabled the fund to pay $0.043 per share in September, up from $0.029 at the start of the year. On an annualized basis, the new dividend reflects a yield of roughly 1.3%, based on the period-ending share price of $12.79 [class-A shares].

Given the market’s continued volatility after the close of the period, how would you characterize your outlook for U.S. equities?

A number of factors suggest the market is making an implausibly dramatic bear case

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any.

at the expense of clearheaded analysis. Consequently, we believe stock prices today represent an attractive entry point for investors.

First, if we enter a recession in the United States, it will be among the most widely telegraphed in recent memory. Europe’s debt crisis, our high unemployment and contentious politics, and decelerating emerging markets have remained in public view for much of this year. By way of contrast, in both the 1990 and 2001 recessions, the economic event was over before the recession was clearly communicated by the Fed [Federal Reserve] and other policymakers.

Second, companies today appear to be in much better financial shape than they were in 2008, with many having built up substantial reserves of cash to carry them through tough times. It is worth noting that business entered this year without much optimism, so we do not believe we should expect the kind of inventory correction that is typical of a downturn. Rather, profits and productivity have been near record highs, with an S&P per-share earnings annualized run rate of $98 as recently as June 30. Stocks normally trade at price/earnings multiples in the mid teens. If that is true today, then the market is expecting earnings in the mid $70 range, which is quite pessimistic, considering current conditions.

Third, barring a further deterioration in employment, the consumer, having delayed major purchases for upward of three years, could potentially be a source of pent-up demand. Borrowing costs remain extremely low for those who can obtain access to credit, and the Federal Reserve’s latest round of quantitative easing, Operation Twist, has been designed specifically to push down mortgage rates.

We expect the coming quarter to remain volatile as investors sift through fact and fiction. We also appear to be moving into a new phase of the economic recovery, whereby corporations are beating earnings expectations, but offering cautionary outlooks. However, long-term value investors should take note that U.S. equities are trading in the bottom quartile of historic valuations. That doesn’t happen very often, and may suggest there is more opportunity than risk in the coming months.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert D. Ewing is Co-Head of U.S. Equities at Putnam. He has a B.S. in Finance and Economics from Boston College. A CFA charterholder, he joined Putnam in 2008 and has been in the investment industry since 1990.

IN THE NEWS

The U.S. unemployment picture, dim for many months, showed a glimmer of hope in October. The Labor Department reported that the private sector added 104,000 jobs, which was offset by the reduction of 24,000 government positions for a net increase of 80,000 jobs. The nation’s unemployment rate fell to 9%, the lowest since April. The U.S. economy has regained 2.3 million of the nearly 8.8 million jobs lost during the Great Recession. Employment gains in the private sector were achieved across a number of industries, including health care, manufacturing, mining, and professional services.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/6/57)		(4/27/92)		(7/26/99)		(5/1/95)		(1/21/03)	(6/15/94)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	10.74%	10.62%	9.74%	9.74%	9.91%	9.91%	10.02%	9.94%	10.46%	10.83%

10 years	20.31	13.39	11.50	11.50	11.62	11.62	14.42	10.40	17.34	23.37
Annual average	1.87	1.26	1.09	1.09	1.11	1.11	1.36	0.99	1.61	2.12

5 years	–15.82	–20.68	–18.98	–20.15	–18.91	–18.91	–17.87	–20.74	–16.88	–14.75
Annual average	–3.39	–4.53	–4.12	–4.40	–4.11	–4.11	–3.86	–4.54	–3.63	–3.14

3 years	32.26	24.60	29.23	26.23	29.29	29.29	30.27	25.75	31.24	33.19
Annual average	9.77	7.61	8.92	8.07	8.94	8.94	9.21	7.94	9.49	10.02

1 year	2.99	–2.96	2.14	–2.86	2.21	1.21	2.48	–1.09	2.65	3.26

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 10/31/11

		Lipper Large-Cap Value Funds
	Russell 1000 Value Index	category average*

Annual average (life of fund)	—†	—†

10 years	56.37%	43.19%
Annual average	4.57	3.60

5 years	–9.84	–9.49
Annual average	–2.05	–2.05

3 years	28.71	28.27
Annual average	8.78	8.61

1 year	6.16	4.15

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, and 10-year periods ended 10/31/11, there were 515, 468, 405, and 240 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Russell 1000 Value Index, and the fund’s Lipper peer group were introduced on 12/31/78 and 12/31/59, respectively, which post-date the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $11,150 and $11,162, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,040. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,734 and $12,337, respectively.

Fund price and distribution information For the 12-month period ended 10/31/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	4		4	4	4		4	4

Income	$0.148		$0.044	$0.046	$0.080		$0.113	$0.183

Capital gains	—		—	—	—		—	—

Total	$0.148		$0.044	$0.046	$0.080		$0.113	$0.183

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

10/31/10	$12.56	$13.33	$12.34	$12.51	$12.46	$12.91	$12.50	$12.59

10/31/11	12.79	13.57	12.56	12.74	12.69	13.15	12.72	12.82

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	1.34%	1.27%	0.54%	0.57%	0.82%	0.79%	1.07%	1.62%

Current 30-day SEC yield [2]	N/A	1.21	0.58	0.57	N/A	0.78	1.05	1.51

1 Most recent distribution, excluding capital gains, annualized and divided by the fund’s share price before or after sales charge at period end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/6/57)		(4/27/92)		(7/26/99)		(5/1/95)		(1/21/03)	(6/15/94)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	10.51%	10.39%	9.51%	9.51%	9.69%	9.69%	9.79%	9.72%	10.23%	10.60%

10 years	6.01	–0.11	–1.64	–1.64	–1.59	–1.59	0.90	–2.63	3.50	8.80
Annual average	0.59	–0.01	–0.17	–0.17	–0.16	–0.16	0.09	–0.27	0.34	0.85

5 years	–23.10	–27.53	–25.93	–27.00	–25.89	–25.89	–24.98	–27.60	–24.02	–22.10
Annual average	–5.12	–6.24	–5.83	–6.10	–5.82	–5.82	–5.59	–6.26	–5.35	–4.87

3 years	–1.96	–7.62	–4.13	–6.95	–4.10	–4.10	–3.41	–6.75	–2.62	–1.20
Annual average	–0.66	–2.61	–1.40	–2.37	–1.39	–1.39	–1.15	–2.30	–0.88	–0.40

1 year	–6.14	–11.56	–6.75	–11.40	–6.72	–7.65	–6.51	–9.78	–6.26	–5.80

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 10/31/10	1.16%	1.91%	1.91%	1.66%	1.41%	0.91%

Annualized expense ratio for the six-month period
ended 10/31/11*	1.11%	1.86%	1.86%	1.61%	1.36%	0.86%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2011, to October 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.25	$8.78	$8.78	$7.61	$6.43	$4.07

Ending value (after expenses)	$876.50	$873.20	$873.70	$874.50	$875.30	$878.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2011, use the following calculation method. To find the value of your investment on May 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.65	$9.45	$9.45	$8.19	$6.92	$4.38

Ending value (after expenses)	$1,019.61	$1,015.83	$1,015.83	$1,017.09	$1,018.35	$1,020.87

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U. S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June  30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2011, Putnam employees had approximately $325,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2011. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied during its fiscal year ending in 2010. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Large-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	2nd

Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 464, 423 and 365 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the five-year period ended December 31, 2010 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over this period was due in significant part to the fund’s particularly weak performance in 2006 and 2007. They noted Putnam Management’s view that performance in 2007 was hurt by the fund’s overweight exposure to the financials sector, which began to experience extreme distress in the summer of 2007, while performance in 2006 was weak across most sectors. The Trustees considered steps that Putnam Management had taken to support improved performance, noting in particular that, in November 2008, a new portfolio manager had taken sole responsibility for managing the fund’s investments and that, since then, the fund’s relative performance had improved, with the fund performing in the top quartile during his tenure. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equity research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
The Putnam Fund for Growth and Income:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Putnam Fund for Growth and Income (the “fund”) at October 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2011, by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 9, 2011

The fund’s portfolio 10/31/11

COMMON STOCKS (98.5%)*	Shares	Value

Aerospace and defense (3.9%)
Embraer SA ADR (Brazil) S	724,800	$20,163,936

Honeywell International, Inc.	1,039,200	54,454,080

L-3 Communications Holdings, Inc.	156,300	10,594,014

Northrop Grumman Corp. S	552,000	31,878,000

Safran SA (France)	514,545	16,746,990

United Technologies Corp.	487,200	37,991,856

		171,828,876
Airlines (0.4%)
Delta Air Lines, Inc. †	572,000	4,873,440

United Continental Holdings, Inc. † S	667,000	12,886,440

		17,759,880
Automobiles (0.8%)
Ford Motor Co. †	1,320,300	15,421,104

General Motors Co. †	773,100	19,984,635

		35,405,739
Beverages (0.7%)
Beam, Inc.	73,400	3,628,162

Coca-Cola Enterprises, Inc.	1,008,200	27,039,924

		30,668,086
Biotechnology (0.4%)
Amgen, Inc.	228,700	13,097,649

Cubist Pharmaceuticals, Inc. † S	65,900	2,491,679

Dendreon Corp. † S	379,300	4,149,542

		19,738,870
Building products (0.3%)
Fortune Brands Home & Security, Inc. †	444,519	6,458,861

Owens Corning, Inc. † S	213,100	6,047,778

		12,506,639
Capital markets (3.8%)
Bank of New York Mellon Corp. (The)	591,500	12,587,120

Blackstone Group LP (The)	488,000	7,178,480

Goldman Sachs Group, Inc. (The)	465,693	51,016,668

KKR & Co. LP	655,277	8,833,134

Legg Mason, Inc. S	322,200	8,860,500

Morgan Stanley	1,890,700	33,351,948

State Street Corp.	1,126,100	45,483,179

		167,311,029
Chemicals (1.9%)
Celanese Corp. Ser. A	153,500	6,684,925

Dow Chemical Co. (The)	1,256,200	35,022,856

E.I. du Pont de Nemours & Co.	243,200	11,690,624

Huntsman Corp.	1,043,700	12,253,038

LyondellBasell Industries NV Class A (Netherlands)	521,500	17,136,490

		82,787,933
Commercial banks (4.8%)
Fifth Third Bancorp	2,333,300	28,022,933

First Horizon National Corp.	1,081,600	7,560,384

PNC Financial Services Group, Inc.	229,500	12,326,445

Popular, Inc. (Puerto Rico) †	1,857,680	3,455,285

SunTrust Banks, Inc.	442,700	8,734,471

COMMON STOCKS (98.5%)* cont.	Shares	Value

Commercial banks cont.
U.S. Bancorp	1,049,700	$26,861,823

Wells Fargo & Co.	4,787,779	124,051,354

		211,012,695
Communications equipment (2.3%)
Cisco Systems, Inc.	4,165,057	77,178,506

Juniper Networks, Inc. †	586,300	14,346,761

Qualcomm, Inc.	198,400	10,237,440

		101,762,707
Computers and peripherals (2.5%)
Apple, Inc. †	70,900	28,698,902

Hewlett-Packard Co.	1,806,200	48,062,982

SanDisk Corp. †	421,000	21,332,070

Seagate Technology	705,600	11,395,440

		109,489,394
Construction and engineering (0.7%)
Fluor Corp.	179,600	10,210,260

KBR, Inc.	685,100	19,121,141

		29,331,401
Diversified consumer services (0.1%)
Apollo Group, Inc. Class A †	139,400	6,600,590

		6,600,590
Diversified financial services (6.4%)
Bank of America Corp.	8,679,794	59,282,993

Citigroup, Inc.	3,202,080	101,153,707

JPMorgan Chase & Co.	3,430,282	119,236,602

		279,673,302
Diversified telecommunication services (5.2%)
AT&T, Inc.	2,403,000	70,431,930

CenturyLink, Inc.	890,700	31,406,082

Verizon Communications, Inc.	3,463,059	128,063,922

		229,901,934
Electric utilities (1.8%)
Edison International	613,300	24,899,980

Entergy Corp.	308,915	21,367,651

Great Plains Energy, Inc. S	811,841	16,837,582

PPL Corp. S	576,000	16,917,120

		80,022,333
Electrical equipment (0.5%)
Cooper Industries PLC	124,100	6,510,286

Emerson Electric Co. S	280,300	13,488,036

		19,998,322
Electronic equipment, instruments, and components (0.2%)
Jabil Circuit, Inc.	519,900	10,689,144

		10,689,144
Energy equipment and services (3.1%)
Baker Hughes, Inc.	302,900	17,565,171

Halliburton Co.	243,200	9,085,952

National Oilwell Varco, Inc.	453,300	32,333,889

Schlumberger, Ltd.	593,339	43,592,616

Transocean, Ltd. (Switzerland)	379,500	21,688,425

Weatherford International, Ltd. (Switzerland) †	831,895	12,894,373

		137,160,426

COMMON STOCKS (98.5%)* cont.	Shares	Value

Food and staples retail (1.0%)
CVS Caremark Corp.	687,500	$24,956,250

Wal-Mart Stores, Inc. S	326,500	18,519,080

		43,475,330
Food products (0.2%)
Sara Lee Corp.	477,300	8,495,940

		8,495,940
Health-care equipment and supplies (2.3%)
Baxter International, Inc.	1,034,900	56,898,802

Boston Scientific Corp. †	1,516,087	8,929,752

Covidien PLC (Ireland)	522,872	24,595,899

Stryker Corp.	268,400	12,859,044

		103,283,497
Health-care providers and services (2.2%)
Aetna, Inc.	1,040,400	41,366,304

CIGNA Corp.	724,900	32,142,066

Lincare Holdings, Inc. S	307,300	7,236,915

WellPoint, Inc.	250,900	17,287,010

		98,032,295
Hotels, restaurants, and leisure (0.6%)
Carnival Corp. S	360,700	12,700,247

Wyndham Worldwide Corp.	424,980	14,309,077

		27,009,324
Household durables (0.4%)
D.R. Horton, Inc. S	607,400	6,760,362

Newell Rubbermaid, Inc.	670,600	9,924,880

		16,685,242
Household products (1.3%)
Energizer Holdings, Inc. †	130,400	9,622,216

Procter & Gamble Co. (The)	756,300	48,395,637

		58,017,853
Independent power producers and energy traders (0.8%)
AES Corp. (The) †	2,221,900	24,929,718

Calpine Corp. †	554,744	8,415,466

		33,345,184
Industrial conglomerates (4.1%)
General Electric Co.	7,536,520	125,935,249

Tyco International, Ltd.	1,169,042	53,249,863

		179,185,112
Insurance (6.9%)
ACE, Ltd.	434,200	31,327,530

Aflac, Inc.	965,600	43,538,904

Allstate Corp. (The)	1,578,500	41,577,690

Assured Guaranty, Ltd. (Bermuda)	1,539,480	19,612,975

Chubb Corp. (The) S	492,075	32,993,629

Everest Re Group, Ltd.	187,620	16,870,790

Hartford Financial Services Group, Inc. (The)	1,316,400	25,340,700

Marsh & McLennan Cos., Inc.	296,700	9,084,954

MetLife, Inc. S	1,290,287	45,366,491

Prudential Financial, Inc.	344,200	18,655,640

XL Group PLC	802,600	17,448,524

		301,817,827

COMMON STOCKS (98.5%)* cont.	Shares	Value

IT services (0.6%)
IBM Corp.	66,000	$12,185,580

Unisys Corp. †	587,812	15,277,234

		27,462,814
Leisure equipment and products (0.3%)
Hasbro, Inc.	388,100	14,771,086

		14,771,086
Machinery (1.5%)
Illinois Tool Works, Inc. S	350,400	17,039,952

Ingersoll-Rand PLC S	283,900	8,837,807

Lonking Holdings, Ltd. (China) S	7,626,000	2,937,447

Parker Hannifin Corp.	221,700	18,079,635

Stanley Black & Decker, Inc.	287,000	18,324,950

		65,219,791
Media (4.4%)
Comcast Corp. Class A	2,470,500	57,933,225

DISH Network Corp. Class A †	619,100	14,963,647

Interpublic Group of Companies, Inc. (The)	1,616,900	15,328,212

News Corp. Class A S	785,100	13,754,952

Time Warner Cable, Inc. S	182,180	11,603,044

Time Warner, Inc. S	1,352,200	47,313,478

Viacom, Inc. Class B	294,800	12,926,980

Walt Disney Co. (The) S	619,200	21,597,696

		195,421,234
Metals and mining (1.6%)
Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	753,638	30,341,466

Newmont Mining Corp.	108,500	7,251,055

Nucor Corp. S	356,900	13,483,682

Rio Tinto PLC (United Kingdom)	132,089	7,142,506

Steel Dynamics, Inc.	78,613	981,876

U.S. Steel Corp.	364,100	9,233,576

		68,434,161
Multiline retail (0.8%)
Kohl’s Corp. S	161,300	8,550,513

Target Corp.	452,700	24,785,325

		33,335,838
Multi-utilities (1.3%)
Ameren Corp.	788,700	25,143,756

CMS Energy Corp. S	350,000	7,287,000

PG&E Corp.	614,400	26,357,760

		58,788,516
Oil, gas, and consumable fuels (11.1%)
Apache Corp.	467,522	46,579,217

BP PLC ADR (United Kingdom)	214,216	9,464,063

Chevron Corp.	827,400	86,918,370

ConocoPhillips S	393,600	27,414,240

CONSOL Energy, Inc.	209,900	8,975,324

Exxon Mobil Corp.	1,220,392	95,300,411

Hess Corp.	534,400	33,432,064

Marathon Oil Corp.	900,600	23,442,618

Newfield Exploration Co. †	712,400	28,681,224

COMMON STOCKS (98.5%)* cont.	Shares	Value

Oil, gas, and consumable fuels cont.
Nexen, Inc. (Canada)	666,000	$11,308,680

Noble Energy, Inc.	459,700	41,069,598

Nordic American Tankers, Ltd. (Norway) S	179,100	2,582,622

Occidental Petroleum Corp.	237,614	22,083,845

Petroleo Brasileiro SA ADR (Brazil)	430,900	11,638,609

Royal Dutch Shell PLC ADR (United Kingdom) S	172,474	12,230,131

Sunoco, Inc.	239,700	8,924,031

Total SA ADR (France) S	315,400	16,495,420

		486,540,467
Paper and forest products (0.4%)
International Paper Co.	617,800	17,113,060

		17,113,060
Personal products (0.2%)
Avon Products, Inc. S	540,500	9,880,340

		9,880,340
Pharmaceuticals (7.5%)
Abbott Laboratories	224,800	12,109,976

Johnson & Johnson	1,427,900	91,942,481

Merck & Co., Inc.	2,413,891	83,279,240

Pfizer, Inc.	6,701,045	129,062,127

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	366,300	14,963,355

		331,357,179
Real estate investment trusts (REITs) (0.4%)
Chimera Investment Corp. S	2,300,200	6,923,602

CreXus Investment Corp.	458,800	4,386,128

MFA Financial, Inc.	1,237,100	8,350,425

		19,660,155
Road and rail (0.2%)
Hertz Global Holdings, Inc. † S	804,300	9,329,880

		9,329,880
Semiconductors and semiconductor equipment (2.2%)
Advanced Micro Devices, Inc. † S	1,750,300	10,204,249

First Solar, Inc. † S	125,800	6,261,066

Intel Corp.	759,400	18,635,676

KLA-Tencor Corp. S	237,600	11,188,584

Lam Research Corp. †	412,900	17,750,571

Marvell Technology Group, Ltd. †	638,400	8,931,216

Novellus Systems, Inc. † S	319,100	11,024,905

Texas Instruments, Inc.	394,000	12,107,620

		96,103,887
Software (2.1%)
Microsoft Corp.	2,499,500	66,561,685

Oracle Corp.	738,700	24,207,199

		90,768,884
Specialty retail (2.2%)
American Eagle Outfitters, Inc.	823,100	10,807,303

Best Buy Co., Inc. S	790,400	20,732,192

Lowe’s Cos., Inc.	1,658,500	34,861,670

Office Depot, Inc. † S	3,601,600	8,247,664

COMMON STOCKS (98.5%)* cont.	Shares	Value

Specialty retail cont.
OfficeMax, Inc. † S	953,400	$4,881,408

Signet Jewelers, Ltd. (Bermuda) †	170,900	7,367,499

Staples, Inc.	596,300	8,920,648

		95,818,384
Textiles, apparel, and luxury goods (0.2%)
Hanesbrands, Inc. † S	398,900	10,518,993

		10,518,993
Tobacco (1.6%)
Altria Group, Inc.	381,200	10,502,060

Lorillard, Inc.	178,400	19,741,744

Philip Morris International, Inc.	567,700	39,665,199

		69,909,003
Wireless telecommunication services (0.3%)
Vodafone Group PLC ADR (United Kingdom) S	519,400	14,460,098

		14,460,098

Total common stocks (cost $4,215,769,730)		$4,337,890,674

SHORT-TERM INVESTMENTS (8.2%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.18% [d]	317,512,884	$317,512,884

Putnam Money Market Liquidity Fund 0.05% [e]	44,794,412	44,794,412

Total short-term investments (cost $362,307,296)		$362,307,296

TOTAL INVESTMENTS

Total investments (cost $4,578,077,026)		$4,700,197,970

Key to holding’s abbreviations
ADR	American Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2010 through October 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $4,402,028,268.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$435,566,430	$—	$—

Consumer staples	220,446,552	—	—

Energy	623,700,893	—	—

Financials	979,475,008	—	—

Health care	552,411,841	—	—

Industrials	485,475,464	19,684,437	—

Information technology	436,276,830	—	—

Materials	161,192,648	7,142,506	—

Telecommunication services	244,362,032	—	—

Utilities	172,156,033	—	—

Total common stocks	4,311,063,731	26,826,943	—

Short-term investments	44,794,412	317,512,884	—

Totals by level	$4,355,858,143	$344,339,827	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/11

ASSETS

Investment in securities, at value, including $300,684,467 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $4,215,769,730)	$4,337,890,674
Affiliated issuers (identified cost $362,307,296) (Notes 1 and 6)	362,307,296

Dividends, interest and other receivables	8,429,867

Receivable for shares of the fund sold	585,343

Receivable for investments sold	55,126,561

Total assets	4,764,339,741

LIABILITIES

Payable for investments purchased	31,809,252

Payable for shares of the fund repurchased	6,965,656

Payable for compensation of Manager (Note 2)	1,747,677

Payable for investor servicing fees (Note 2)	1,116,291

Payable for custodian fees (Note 2)	15,880

Payable for Trustee compensation and expenses (Note 2)	1,655,788

Payable for administrative services (Note 2)	16,637

Payable for distribution fees (Note 2)	992,061

Collateral on securities loaned, at value (Note 1)	317,512,884

Other accrued expenses	479,347

Total liabilities	362,311,473

Net assets	$4,402,028,268

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 7)	$6,485,390,167

Undistributed net investment income (Note 1)	10,396,507

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(2,215,879,350)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	122,120,944

Total — Representing net assets applicable to capital shares outstanding	$4,402,028,268

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($4,176,494,425 divided by 326,495,291 shares)	$12.79

Offering price per class A share (100/94.25 of $12.79)*	$13.57

Net asset value and offering price per class B share ($108,620,955 divided by 8,644,763 shares)**	$12.56

Net asset value and offering price per class C share ($36,034,929 divided by 2,828,410 shares)**	$12.74

Net asset value and redemption price per class M share ($33,356,742 divided by 2,628,761 shares)	$12.69

Offering price per class M share (100/96.50 of $12.69)*	$13.15

Net asset value, offering price and redemption price per class R share
($3,151,333 divided by 247,658 shares)	$12.72

Net asset value, offering price and redemption price per class Y share
($44,369,884 divided by 3,460,995 shares)	$12.82

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 10/31/11

INVESTMENT INCOME

Dividends (net of foreign tax of $507,906)	$109,613,966

Interest (including interest income of $58,854 from investments in affiliated issuers) (Note 6)	365,005

Securities lending (Note 1)	947,146

Total investment income	110,926,117

EXPENSES

Compensation of Manager (Note 2)	23,621,374

Investor servicing fees (Note 2)	15,969,911

Custodian fees (Note 2)	59,523

Trustee compensation and expenses (Note 2)	431,401

Administrative services (Note 2)	140,881

Distribution fees — Class A (Note 2)	11,584,788

Distribution fees — Class B (Note 2)	1,395,958

Distribution fees — Class C (Note 2)	383,794

Distribution fees — Class M (Note 2)	280,027

Distribution fees — Class R (Note 2)	17,951

Other	1,501,087

Total expenses	55,386,695

Expense reduction (Note 2)	(393,151)

Net expenses	54,993,544

Net investment income	55,932,573

Net realized gain on investments (Notes 1 and 3)	584,064,887

Net realized loss on foreign currency transactions (Note 1)	(17,780)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(115)

Net unrealized depreciation of investments during the year	(467,501,163)

Net gain on investments	116,545,829

Net increase in net assets resulting from operations	$172,478,402

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 10/31/11	Year ended 10/31/10

Operations:
Net investment income	$55,932,573	$48,549,048

Net realized gain on investments
and foreign currency transactions	584,047,107	598,501,821

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(467,501,278)	6,057,130

Net increase in net assets resulting from operations	172,478,402	653,107,999

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(51,130,098)	(42,070,446)

Class B	(467,457)	(289,073)

Class C	(132,685)	(60,815)

Class M	(224,970)	(152,508)

Class R	(30,264)	(23,655)

Class Y	(732,673)	(883,336)

Increase in capital from settlement payments (Note 7)	2,193,206	—

Redemption fees (Note 1)	—	1,794

Decrease from capital share transactions (Note 4)	(640,363,565)	(707,190,960)

Total decrease in net assets	(518,410,104)	(97,561,000)

NET ASSETS

Beginning of year	4,920,438,372	5,017,999,372

End of year (including undistributed net investment
income of $10,396,507 and $4,794,586, respectively)	$4,402,028,268	$4,920,438,372

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:

															Ratio
	Net asset	Net	Net realized		From	From								Ratio	of net investment
	value,	investment	and unrealized	Total from	net	net realized	From						Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	investment	gain	return	Total	Redemption	Non-recurring	Net asset value,	Total return at net	end of period	to average	to average	Portfolio
Period ended	of period	(loss) [a]	on investments	operations	income	on investments	of capital	distributions	fees	reimbursements	end of period	asset value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A
October 31, 2011	$12.56	.16	.21	.37	(.15)	—	—	(.15)	—	.01 [d]	$12.79	2.99	$4,176,494	1.10	1.17	45
October 31, 2010	11.15	.12	1.40	1.52	(.11)	—	—	(.11)	— [e]	—	12.56	13.65	4,607,805	1.16	.99	48
October 31, 2009	10.09	.15	1.11 [f,g]	1.26	(.20)	—	— [e]	(.20)	— [e]	— [e,h]	11.15	12.99 [f,g]	4,631,517	1.21 [i]	1.52 [i]	57
October 31, 2008	20.26	.24	(7.27)	(7.03)	(.31)	(2.83)	—	(3.14)	— [e]	—	10.09	(40.22)	4,754,294	1.00 [i]	1.71 [i]	35
October 31, 2007	21.72	.23	1.09	1.32	(.20)	(2.58)	—	(2.78)	— [e]	—	20.26	6.47	10,937,114	.92 [i]	1.14 [i]	57

Class B
October 31, 2011	$12.34	.06	.19	.25	(.04)	—	—	(.04)	—	.01 [d]	$12.56	2.14	$108,621	1.85	.41	45
October 31, 2010	10.95	.03	1.38	1.41	(.02)	—	—	(.02)	— [e]	—	12.34	12.85	159,231	1.91	.27	48
October 31, 2009	9.91	.08	1.09 [f,g]	1.17	(.13)	—	— [e]	(.13)	— [e]	— [e,h]	10.95	12.11 [f,g]	226,198	1.96 [i]	.85 [i]	57
October 31, 2008	19.94	.13	(7.14)	(7.01)	(.19)	(2.83)	—	(3.02)	— [e]	—	9.91	(40.68)	319,813	1.75 [i]	.96 [i]	35
October 31, 2007	21.40	.08	1.07	1.15	(.03)	(2.58)	—	(2.61)	— [e]	—	19.94	5.68	1,020,630	1.67 [i]	.40 [i]	57

Class C
October 31, 2011	$12.51	.06	.21	.27	(.05)	—	—	(.05)	—	.01 [d]	$12.74	2.21	$36,035	1.85	.42	45
October 31, 2010	11.10	.03	1.40	1.43	(.02)	—	—	(.02)	— [e]	—	12.51	12.88	37,264	1.91	.24	48
October 31, 2009	10.05	.07	1.11 [f,g]	1.18	(.13)	—	— [e]	(.13)	— [e]	— [e,h]	11.10	12.07 [f,g]	37,309	1.96 [i]	.76 [i]	57
October 31, 2008	20.17	.13	(7.23)	(7.10)	(.19)	(2.83)	—	(3.02)	— [e]	—	10.05	(40.64)	36,166	1.75 [i]	.96 [i]	35
October 31, 2007	21.63	.08	1.08	1.16	(.04)	(2.58)	—	(2.62)	— [e]	—	20.17	5.66	85,618	1.67 [i]	.39 [i]	57

Class M
October 31, 2011	$12.46	.09	.21	.30	(.08)	—	—	(.08)	—	.01 [d]	$12.69	2.48	$33,357	1.60	.67	45
October 31, 2010	11.06	.06	1.39	1.45	(.05)	—	—	(.05)	— [e]	—	12.46	13.09	38,209	1.66	.49	48
October 31, 2009	10.01	.10	1.10 [f,g]	1.20	(.15)	—	— [e]	(.15)	— [e]	— [e,h]	11.06	12.40 [f,g]	39,681	1.71 [i]	1.00 [i]	57
October 31, 2008	20.11	.17	(7.21)	(7.04)	(.23)	(2.83)	—	(3.06)	— [e]	—	10.01	(40.50)	36,633	1.50 [i]	1.21 [i]	35
October 31, 2007	21.57	.13	1.08	1.21	(.09)	(2.58)	—	(2.67)	— [e]	—	20.11	5.95	92,307	1.42 [i]	.64 [i]	57

Class R
October 31, 2011	$12.50	.12	.20	.32	(.11)	—	—	(.11)	—	.01 [d]	$12.72	2.65	$3,151	1.35	.92	45
October 31, 2010	11.09	.09	1.40	1.49	(.08)	—	—	(.08)	— [e]	—	12.50	13.45	3,554	1.41	.74	48
October 31, 2009	10.04	.12	1.11 [f,g]	1.23	(.18)	—	— [e]	(.18)	— [e]	— [e,h]	11.09	12.69 [f,g]	3,579	1.46 [i]	1.21 [i]	57
October 31, 2008	20.19	.20	(7.24)	(7.04)	(.28)	(2.83)	—	(3.11)	— [e]	—	10.04	(40.38)	2,905	1.25 [i]	1.44 [i]	35
October 31, 2007	21.65	.18	1.09	1.27	(.15)	(2.58)	—	(2.73)	— [e]	—	20.19	6.23	1,717	1.17 [i]	.87 [i]	57

Class Y
October 31, 2011	$12.59	.20	.20	.40	(.18)	—	—	(.18)	—	.01 [d]	$12.82	3.26	$44,370.85		1.45	45
October 31, 2010	11.17	.15	1.41	1.56	(.14)	—	—	(.14)	— [e]	—	12.59	13.99	74,376.91		1.24	48
October 31, 2009	10.12	.20	1.08 [f,g]	1.28	(.23)	—	— [e]	(.23)	— [e]	— [e,h]	11.17	13.15 [f,g]	79,716	.96 [i]	2.37 [i]	57
October 31, 2008	20.31	.27	(7.28)	(7.01)	(.35)	(2.83)	—	(3.18)	— [e]	—	10.12	(40.06)	654,582	.75 [i]	1.96 [i]	35
October 31, 2007	21.76	.29	1.09	1.38	(.25)	(2.58)	—	(2.83)	— [e]	—	20.31	6.78	1,185,123	.67 [i]	1.39 [i]	57

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36	37

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 7).

e Amount represents less than $0.01 per share.

f Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to $0.05 per share outstanding on December 29, 2008. This payment resulted in an increase to total returns of 0.51% for the year ended October 31, 2009.

g Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd. which amounted to $0.07 per share outstanding on March 13, 2009. This payment resulted in an increase to total returns of 0.71% for the year ended October 31, 2009.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding as of May 21, 2009.

i Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to October 31, 2009, certain fund expenses were waived in connection with investments in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

October 31, 2009	0.02%

October 31, 2008	<0.01

October 31, 2007	<0.01

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 10/31/11

Note 1: Significant accounting policies

The Putnam Fund for Growth and Income (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income by investing mainly in common stocks of large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to August 2, 2010, a 1.00% redemption fee applied on certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. Effective August 2, 2010, this redemption fee no longer applied to shares redeemed. The redemption fee was accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from November 1, 2010 through October 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $300,684,467 and the fund received cash collateral of $317,512,884.

E) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

F) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At October 31, 2011, the fund had a capital loss carryover of $2,112,870,267 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$56,924,364	October 31, 2015

591,334,155	October 31, 2016

1,464,611,748	October 31, 2017

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions and restitution payments. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $2,387,495 to increase undistributed net investment income and $2,493,074 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $105,579.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$452,750,274
Unrealized depreciation	(433,638,412)

Net unrealized appreciation	19,111,862
Undistributed ordinary income	10,396,507
Capital loss carryforward	(2,112,870,267)
Cost for federal income tax purposes	$4,681,086,108

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.630%	of the first $5 billion,
0.580%	of the next $5 billion,
0.530%	of the next $10 billion,
0.480%	of the next $10 billion,
0.430%	of the next $50 billion,
0.410%	of the next $50 billion,
0.400%	of the next $100 billion,
0.395%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $18,568 under the expense offset arrangements and by $374,583 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,149, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $199,488 and $1,305 from the sale of class A and class M shares, respectively, and received $131,398 and $1,253 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $21 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,197,563,270 and $2,810,434,304, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/11		Year ended 10/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	8,921,188	$120,383,482	16,043,634	$190,061,320

Shares issued in connection with
reinvestment of distributions	3,516,498	45,884,613	3,192,597	38,269,626

	12,437,686	166,268,095	19,236,231	228,330,946

Shares repurchased	(52,738,582)	(708,368,834)	(67,964,161)	(817,443,621)

Net decrease	(40,300,896)	$(542,100,739)	(48,727,930)	$(589,112,675)

	Year ended 10/31/11		Year ended 10/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	659,991	$8,726,805	1,001,668	$11,869,170

Shares issued in connection with
reinvestment of distributions	35,549	449,315	23,574	279,503

	695,540	9,176,120	1,025,242	12,148,673

Shares repurchased	(4,959,094)	(66,033,399)	(8,783,016)	(104,417,795)

Net decrease	(4,263,554)	$(56,857,279)	(7,757,774)	$(92,269,122)

	Year ended 10/31/11		Year ended 10/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	384,807	$5,011,051	302,765	$3,624,546

Shares issued in connection with
reinvestment of distributions	9,641	122,792	4,579	55,185

	394,448	5,133,843	307,344	3,679,731

Shares repurchased	(544,888)	(7,251,857)	(689,247)	(8,250,809)

Net decrease	(150,440)	$(2,118,014)	(381,903)	$(4,571,078)

	Year ended 10/31/11		Year ended 10/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	93,933	$1,232,524	106,444	$1,275,701

Shares issued in connection with
reinvestment of distributions	16,644	214,103	12,091	144,349

	110,577	1,446,627	118,535	1,420,050

Shares repurchased	(548,199)	(7,345,711)	(641,316)	(7,631,163)

Net decrease	(437,622)	$(5,899,084)	(522,781)	$(6,211,113)

	Year ended 10/31/11		Year ended 10/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	37,738	$505,658	58,762	$702,138

Shares issued in connection with
reinvestment of distributions	2,331	30,240	1,980	23,655

	40,069	535,898	60,742	725,793

Shares repurchased	(76,847)	(1,040,633)	(99,099)	(1,185,068)

Net decrease	(36,778)	$(504,735)	(38,357)	$(459,275)

	Year ended 10/31/11		Year ended 10/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	948,203	$13,104,539	791,780	$9,595,161

Shares issued in connection with
reinvestment of distributions	53,858	705,084	72,036	864,547

	1,002,061	13,809,623	863,816	10,459,708

Shares repurchased	(3,448,242)	(46,693,337)	(2,093,111)	(25,027,405)

Net decrease	(2,446,181)	$(32,883,714)	(1,229,295)	$(14,567,697)

Note 5: Summary of derivative activity

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1) (there were no unrealized gains or losses on derivative instruments):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants*	Total

Equity contracts	$12,428	$12,428

Total	$12,428	$12,428

* For the reporting period, the transaction volume for warrants was minimal.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $58,854 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $839,074,277 and $857,697,505, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $2,152,407 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $40,799 related to settlement of those lawsuits. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $195,899 of distributions paid as qualifying to be taxed as interest-related dividends, and no amount to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from 2005	Director of the Adirondack Land Trust and Trustee of the
to 2011, and Chair	Nature Conservancy’s Adirondack Chapter.
since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2011, there were 108 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Prior to June 16, 2011, this fund was known as
Conservative Fund	Putnam RetirementReady Maturity Fund.
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 2
Putnam Asset Allocation: Conservative Portfolio.	Retirement Income Fund Lifestyle 3
Dynamic Asset Allocation Growth Fund	Prior to June 16, 2011, this fund was known as
Prior to November 30, 2011, this fund was known as	Putnam Income Strategies Fund.
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Paul L. Joskow	Mark C. Trenchard
Putnam Investment	Kenneth R. Leibler	Vice President and
Management, LLC	Robert E. Patterson	BSA Compliance Officer
One Post Office Square	George Putnam, III
Boston, MA 02109	Robert L. Reynolds	Robert T. Burns
	W. Thomas Stephens	Vice President and
Investment Sub-Manager		Chief Legal Officer
Putnam Investments Limited	Officers
57–59 St James’s Street	Robert L. Reynolds	James P. Pappas
London, England SW1A 1LD	President	Vice President

Marketing Services	Jonathan S. Horwitz	Judith Cohen
Putnam Retail Management	Executive Vice President,	Vice President, Clerk and
One Post Office Square	Principal Executive	Assistant Treasurer
Boston, MA 02109	Officer, Treasurer and
	Compliance Liaison	Michael Higgins
Custodian		Vice President, Senior Associate
State Street Bank	Steven D. Krichmar	Treasurer and Assistant Clerk
and Trust Company	Vice President and
	Principal Financial Officer	Nancy E. Florek
Legal Counsel		Vice President, Assistant Clerk,
Ropes & Gray LLP	Janet C. Smith	Assistant Treasurer and
	Vice President, Assistant	Proxy Manager
Independent Registered	Treasurer and Principal
Public Accounting Firm	Accounting Officer	Susan G. Malloy
PricewaterhouseCoopers LLP		Vice President and
	Beth S. Mazor	Assistant Treasurer
Trustees	Vice President
Jameson A. Baxter, Chair
Ravi Akhoury	Robert R. Leveille
Barbara M. Baumann	Vice President and
Charles B. Curtis	Chief Compliance Officer
Robert J. Darretta
John A. Hill

This report is for the information of shareholders of The Putnam Fund for Growth and Income. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless, log on to putnam.com and update your mailing options.

AN022
270974 12/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2011	$272,321	$--	$12,363	$ —
October 31, 2010	$281,722	$--	$8,922	$6,791*

*	Includes fees of $6,791 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended October 31, 2010. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended October 31, 2011 and October 31, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $189,745 and $415,366 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to procedures necessitated by regulatory and litigation matters.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2011	$ —	$157,505	$ —	$ —

October 31, 2010	$ —	$243,601	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Putnam Fund for Growth and Income

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 29, 2011